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                                                                    EXHIBIT 23.3


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


The Board of Directors
ITEQ, Inc. and Subsidiaries

         We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                     /s/   KPMG Peat Marwick LLP

Houston, Texas
October 31, 1997